SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     October 10, 2000
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                            INFE.COM, INC.
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       (Exact name of registrant as specified in its charter)


Florida                         000-28729             11-3144463
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(State or other jurisdiction   (Commission         (I.R.S. Employer
 of incorporation)              File Number)      Identification No.)


                  8000 Towers Crescent Drive, Suite 640
                            Vienna, VA  22182
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        (Address of principal executive office)    (Zip code)


   Registrant's telephone number including area code: (703) 734-5650
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   (Former name or former address, if changed since last report)


                                Exhibits
                                --------

Exhibit                                                  Page
   No.

1.1    Letter dated October 10, 2000 of
       Hoffman, Morrison & Snyder, P.C..................  3

ITEM 4.   Changes in Registrant's Certifying Accountant.

Hoffman, Fitzgerald & Snyder, P.C., formerly Hoffman, Morrison &
Fitzgerald, P.C., has been terminated as the Company's independent certified public accountants effective October 5, 2000.

Rachlin, Cohen, & Holtz, P.C. has been engaged on October 5, 2000 as the company's independent certified public accountants.

The decision to change accountants was approved by the Company's board of directors.

There were no disagreements between the Company and Hoffman, Fitzgerald & Snyder, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audit for the fiscal year ending November 30, 1999 and financial statements filed in a 10QSB for subsequent interim periods preceding such termination.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                INFE.COM, INC..
                                Registrant


Date: October 10, 2000	     	By:  /s/ Thomas Richfield
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                                   Thomas Richfield, CEO